SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 July 19, 1996
                        -------------------------------
                       (Date of earliest event reported)


                      BANK OF AMERICA NATIONAL ASSOCIATION
                      ------------------------------------
             (Exact name of registrant as specified in its charter)


           U.S.A.                     333-4152               86-0645265
- --------------------------------------------------------------------------------
(State or Other Jurisdiction        (Commission           (I.R.S. Employer
 of Incorporation)                   File Number)      Identification Number)


1825 East Buckeye Road
Phoenix, Arizona                                         85034
- --------------------------------------------------------------------------------
(Address of Principal Executive Offices)                (Zip Code)


                                 (602) 497-3738
              (Registrant's telephone number, including area code)


                                      N/A
         (Former Name or Former Address, if Changed Since Last Report)

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INFORMATION TO BE INCLUDED IN THE REPORT


Items 1-4.  Not Applicable

Item 5. On July 19, 1996 the BA Master Credit Card Trust issued its Class A Series 1996-A Floating Rate Asset Backed Certificates and its Class B Series 1996-A Floating Rate Asset Backed Certificates.

Item 6.     Not Applicable.

Item 7.     Exhibits.

            The following are filed as Exhibits to this Report under Exhibits 1.1, 4.1 and 4.2.

            Exhibit 1.1 Standard Terms Underwriting Agreement, dated as of July 12, 1996.

            Exhibit 4.1 Pooling and Servicing Agreement, dated as of July 19, 1996.

            Exhibit 4.2 Series 1996-A Supplement to the Pooling and Servicing Agreement dated as of July 19, 1996.


                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           BANK OF AMERICA NATIONAL ASSOCIATION


Date:  July 19, 1996


                                           By:  /s/ MARGARET A. SPRUDE
                                                --------------------------------
                                                Name:  Margaret A. Sprude
                                                Title: Senior Vice President

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                               INDEX TO EXHIBITS


Exhibit
Number         Exhibit Description
- -------        -------------------

1.1            Standard Terms Underwriting Agreement, dated as of July 12, 1996.

4.1            Pooling and Servicing Agreement, dated as of July 19, 1996.

4.2            Series 1996-A Supplement, dated as of July 19, 1996.